Virtus Wealth Accumulator Fund,

a series of Virtus Opportunities Trust

Supplement dated November 24, 2008 to the Asset Allocation Funds Prospectus and to the Statement of

Additional Information (“SAI”) for the Virtus Opportunities Trust dated January 31,

2008, as supplemented and revised

IMPORTANT NOTICE TO INVESTORS

Effective November 21, 2008, the Virtus Wealth Accumulator Fund, formerly a series of Virtus Opportunities Trust, was merged with and into the Virtus Wealth Builder Fund, a separate series of Virtus Opportunities Trust. The Virtus Wealth Accumulator Fund has ceased to exist and is no longer available for sale. Accordingly, all references to the Virtus Wealth Accumulator Fund in the current Prospectus and Statement of Additional Information (“SAI”) are hereby deleted.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

8007/WAF Merged (11/08)